Exhibit 99.1

FOR IMMEDIATE RELEASE

HENRY SCHEIN ANNOUNCES THE ELECTION OF WILLIAM K. “DAN” DANIEL AS INDEPENDENT CHAIRMAN OF THE BOARD

MELVILLE, N.Y., May 22, 2026 – Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today announced that its Board of Directors has elected William K. “Dan” Daniel as Independent Chairman of the Board, effective May 21, 2026. Mr. Daniel succeeds Stanley M. Bergman, who retired from the Board following 44 years as a Director of Henry Schein and was named Chairman Emeritus in recognition of his extraordinary contributions to the Company.

Mr. Daniel joined the Henry Schein Board of Directors in May 2025. He possesses decades of board and global executive leadership experience in healthcare and industrial sectors, including serving for 14 years as Executive Vice President at Danaher Corporation (NYSE: DHR), where he oversaw multiple business segments including Danaher’s dental portfolio. Mr. Daniel also played a key role in advancing Danaher’s business systems and culture, while also serving as a Board Director at Envista Holdings Corporation (NYSE: NVST) when it was spun off from Danaher.

“I am deeply honored to assume the role of Chairman and am committed to building upon the extraordinary foundation that Stan Bergman and Team Schein established over his tenure,” said Mr. Daniel. “Stan’s strategic leadership, sound judgment, and unwavering dedication to Henry Schein’s mission have helped shape this company into the leading industry provider of products, services, and technology platforms for healthcare customers. His contributions to shareholders, customers, supplier partners, Team Schein Members, and society are profound and enduring. I look forward to supporting this legacy with the Board as we enter an exciting new chapter of growth.”

Stan Bergman said, “It has been an honor to lead Team Schein and serve as Chairman of the Board. I have worked with Dan for many years and have huge respect for his business acumen and leadership. The Company is in good hands, and I look forward to continuing to support Henry Schein’s continuing success as Chairman Emeritus.”

Fred Lowery, Chief Executive Officer of Henry Schein, said, “On behalf of Team Schein, I want to express our profound gratitude to Stan for his remarkable contributions over more than four decades. His transformative leadership positions the Company for tremendous growth, and we wish Stan all the best in this well-deserved next chapter. I am also delighted to welcome Dan Daniel as Chairman of the Board. Dan’s deep understanding of our business and the markets we serve, combined with his distinguished track record, will be instrumental as we execute on our long-term strategy of building the healthcare industry’s most trusted and comprehensive platform of integrated solutions—empowering practitioners to optimize their business operations while advancing the quality, accessibility, and outcomes of patient care.”

About Henry Schein, Inc.

Henry Schein, Inc. (Nasdaq: HSIC) is a products, services, and technology platforms company for healthcare customers. With more than 25,000 Team Schein Members worldwide, the Company’s network of trusted advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support dental laboratories, government and institutional health care clinics, as well as other alternate care sites.

Henry Schein operates through a centralized and automated distribution network, with a selection of more than 300,000 branded products and Henry Schein corporate brand products in our main distribution centers.

A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville, N.Y., and has operations or affiliates in 34 countries and territories. The Company’s sales reached $13.2 billion in 2025, and have grown at a compound annual rate of approximately 11.0 percent since Henry Schein became a public company in 1995.

For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein, Instagram.com/HenrySchein, and @HenrySchein on X.

Cautionary Note Regarding Forward-Looking Statements

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we have filed with the United States Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products, our dependence on third parties for raw materials or purchased components; risks relating to the achievement of our strategic growth objectives, including anticipated results of restructuring and value creation initiatives; risks related to the Strategic Partnership Agreement with KKR Hawaii Aggregator L.P. entered into in January 2025; transitions in senior company leadership and the Board of Directors (including, without limitation, the transition to a new Chief Executive Officer and a new Chairman of the Board of Directors); our ability to develop or acquire and maintain and protect new products (particularly technology and specialty products) and services and utilize new technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal, regulatory, compliance, financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; risks related to activist investors; security risks associated with our information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; political, economic, and regulatory influences on the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers, and increases in fuel and energy costs; changes in laws and policies governing manufacturing, development and investment in territories and countries where we do business; general global and domestic macro-economic and political conditions, including inflation, deflation, recession, unemployment (and corresponding increase in under-insured populations), consumer confidence, sovereign debt levels, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies and changes to other economic indicators failure to comply with existing and future regulatory requirements, including relating to health care; risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product liability, intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; the threat or outbreak of war (including, without limitation, geopolitical wars), terrorism or public unrest (including, without limitation, the wars in Ukraine and Iran, the Israel-Gaza war and other unrest and threats in the Middle East and the possibility of a wider European or global conflict); changes to laws and policies governing foreign trade, tariffs and sanctions or greater restrictions on imports and exports, including changes to international trade agreements and the current imposition of (and the potential for additional) tariffs by the U.S. on numerous countries and retaliatory tariffs; supply chain disruption; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, employee hiring and retention, increases in labor costs or health care costs, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements except as required by law.

CONTACTS:	Investors

Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500

Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media

Tim Vassilakos
Vice President, Global Corporate Communications
timothy.vassilakos@henryschein.com
(516) 510-0926